UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2007

Item 1. Report to Stockholders.

Calvert
Investments that make a difference

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December 31, 2007

Annual Report

Calvert Municipal Fund, Inc.
National Municipal Intermediate Fund

Calvert
Investments that make a difference

A UNIFI Company

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Statement of Net Assets
11

Statement of Operations
15

Statements of Changes in Net Assets
16

Notes to Financial Statements
17

Financial Highlights
22

Explanation of Financial Tables
24

Proxy Voting and Availability of Quarterly Portfolio Holdings
26

Basis for Board's Approval of Investment Advisory Contract
27

Director and Officer Information Table
30

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Dear Shareholder:

The 12-month period ended December 31, 2007 was a particularly challenging environment for bond and money market mutual fund managers. Economic signals continued to be mixed and, during the second half of the reporting period, troubles in the U.S. subprime mortgage industry dramatically increased volatility in the bond market. Some money market and bond funds that had been reaching for additional yield by purchasing risky assets, such as structured investment vehicles (SIVs), had substantial losses over the course of the year as the value of those subprime-related assets plummeted.

Calvert's money market and tax-exempt bond funds were able to weather the subprime storm very well. While credit problems unrelated to the subprime turmoil weighed down performance in some of our tax-exempt bond funds, we were able to avoid the most problematic securities--such as asset-backed commercial paper and subprime-related SIVs--that got others in trouble.

Over the course of the year, the three-month Treasury bill yield fell more than one-and-a-half percentage points to 3.36% as investors rushed for the safety of Treasuries, pushing yields down across all maturities. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not as dramatically. The Lipper General Municipal Debt Index gained 1.38% in 2007.

Subprime Difficulties Roil the Markets

Investor concerns about subprime-related assets even spread to the municipal bond and money markets. The credit quality of bond insurers, which guarantee payments on some municipal notes, came under increased scrutiny, affecting the values of insured municipal obligations. In money markets, the market for asset-backed commercial paper, in which companies issue short-term paper with particular assets as collateral in order to fund longer-term purchases, essentially collapsed as investors stopped buying the paper. Also, banks became wary of lending to each other as a result of not knowing the extent of the subprime exposure faced by other banks, which drove interbank lending rates higher during the year.

The Federal Reserve's monetary policy shifted from maintaining the target federal funds rate at a steady 5.25% (where it had been since June 2006) during the first half of the year to easing policy starting in August. The Fed initially cut the discount rate, which is the rate that it charges banks to borrow directly from the Fed, to relieve the credit crunch that resulted from the subprime crisis. It then began lowering both the discount rate and the fed funds rate, which finished the year at 4.25%, amid concerns that the economy could slide into recession.

Essential Roles of Money Market and Tax-Exempt Funds

Both money market and tax-exempt bond funds play key roles in many investors' portfolios. For the portion of your holdings that requires the most liquidity, consider a money market fund. Although, like all mutual funds, their principal is not guaranteed, they can provide a useful combination of stability and liquidity. Tax-exempt funds, of course, make a useful portfolio allocation for investors seeking income that is free from federal and, in some cases, state taxation, as well as the potential for some capital appreciation. And always keep in mind the risks of fixed-income investing, including credit and interest rate risk.

Benefits of Professional Management

Bonds are complex investments, which is why many investors choose to invest in professionally managed bond funds. Beginning with Calvert First Government Money Market Fund, Calvert has been managing fixed income funds for more than 30 years, and our fixed income portfolio team continually refines its investment process. They monitor the yield curve, analyze credit quality, and opportunistically move in and out of sectors--all strategies required to be successful in managing diversified bond portfolios. Notably, Calvert's professionally managed bond funds ably navigated the turbulent markets of the third and fourth quarters, an accomplishment that would have been much more difficult for holders of individual bonds. For example, our investment management team has been closely monitoring the financial condition of bond insurers to gain insight into their credit quality, which is knowledge that holders of individual bonds would not be able to easily access.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management, including nearly $9 billion in fixed-income assets. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds.

With over a quarter century of experience managing fixed-income portfolios, we believe that Calvert has the depth of expertise needed to navigate these challenging market conditions.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2008

Calvert National Municipal Intermediate Fund

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information

primary investments
intermediate
tax-exempt bonds

NASDAQ symbol
CINMX

CUSIP number
131616-20-3

Performance

Calvert National Municipal Intermediate Fund Class A shares (at NAV) returned 2.61% for the one-year reporting period ended December 31, 2007. The benchmark Lehman Municipal 7-Year Bond Index returned 5.06% and the Lipper Intermediate Municipal Debt Funds Average returned 3.05% for the same period.

Investment Climate

Over the 12 months ended December 31, 2007, economic and job growth, as well as the pace of inflation, slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.5% annualized pace for 2007,1 slightly below its long-term average. The annual rate of growth of core inflation,2 after some fluctuations, ended the period at 2.2%, which is slightly above the Federal Reserve's (Fed) comfort zone. Unemployment held steady for much of the year before an uptick to 5.0% in December.3

Long-term interest rates for corporate bonds were generally unchanged to slightly higher. But yields for Treasury securities plunged during the year as investors sought safety, with the three-month Treasury bill yield falling more than one-and-a-half percentage points to 3.36%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of economic growth and sticky inflation, the Fed had intended to stay on the sidelines throughout the year and keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses caused more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality bonds widened sharply. The Fed's initial attempt to calm the markets was a surprise cut in the bank discount rate in mid-August--which made it less expensive for member banks to borrow directly from the Fed. To further assuage the markets, the Fed cut its target fed funds rate several times in the latter months of the year, bringing it to 4.25% by year-end.

Portfolio Strategy

Last year was a fairly volatile one for municipal securities. Interest rates rose across all maturities in the first half of the year, but the yield curve steepened in the second half as short-term interest rates declined significantly more than long-term rates. Average interest rates for AAA rated municipal notes with two-year maturities ended the year 0.50 percentage points lower than at the beginning of the period, while those with 30-year maturities increased 0.25 percentage points over the year.

At the beginning of 2007, the difference in yield between higher- and lower-credit-quality securities was narrow, so investors were not receiving much compensation for taking on additional risk. Since we expected this to change, we concentrated new purchases on higher-quality securities. By the end of the year, the difference in yield between BBB rated and AAA rated municipals had doubled.

Portfolio performance was negatively impacted by a previously defaulted bond, which further declined in price during the year as values of similar bonds declined. The Fund's return on housing bonds relative to the Index also detracted from performance.

On the other hand, the Fund's bias toward higher-credit-quality bonds, such as pre-refunded bonds (municipal bonds backed by various U.S. government securities), insured bonds, and general obligation bonds, was a positive contributor to performance. Treasury futures, used to hedge against changes in interest rates, also helped performance.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse of a major capital markets player--seem to have thus far diffused some of the turmoil in the financial markets. Looking forward, the deep housing slump has notably increased the risk of recession. Also, the rise in commodity prices and the falling value of the dollar may keep the inflation rate from declining. So, we believe the Fed will further reduce the target fed funds rate in 2008.

Municipal bond issuance reached record levels last year as state and local governments sought to finance new projects and refinance existing debt. Voters nationwide again approved a wide variety of projects in November elections, so issuance in 2008 is expected to remain high. While the difference in yields between higher- and lower-quality bonds has widened in recent months, we continue to remain defensive from a credit standpoint because we believe more widening could occur.

These conditions certainly indicate challenging times for fixed-income investors, but we will remain on watch for attractive buying opportunities.

January 2008

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. GDP data for the fourth quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.5% pace of growth for the year (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through November 2007.

3. Employment data though December 2007.

Portfolio Statistics
weighted average maturity
12.31.07	8 years
12.31.06	8 years

effective duration
12.31.07	4.78 years
12.31.06	4.81 years

monthly dividend yield
12.31.07	3.37%
12.31.06	3.15%

SEC yield
12.31.07	3.05%
12.31.06	3.16%

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.07)

	National Municipal Intermediate Fund	Lipper Intermediate Muni. Debt Funds Avg.	Lehman Muni. 7-Year Bond Index **
1 year	2.61%	3.05%	5.06%
5 year*	2.75%	3.00%	3.86%
10 year*	4.00%	4.13%	4.96%

Total return at NAV does not reflect the deduction of the Fund's 2.75%

front-end sales charge.

*    Average annual return

**   Source: Lipper Analytical Services, Inc. Unlike a fund, the index does not incur expenses and is not available for investment.

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

average annual total return as of 12.31.07
1 year	(0.20%)
5 year	2.19%
10 year	3.71%

*Source: Lipper Analytical Services, Inc.

Economic Sectors
(% of Total Investments)
Airport	0.9%
Education	1.9%
Electric	3.2%
Higher Education	1.0%
Hospital	12.4%
Industrial Development
Revenue/Pollution
Control Revenue	11.9%
Lease/Certificate
of Participation	2.4%
Local General
Obligation	9.4%
Multifamily Housing	2.9%
Municipal	1.8%
Other Revenue	1.3%
Other Transportation	9.2%
Prerefunded/Escrow
to Maturity	13.1%
Resource Recovery	4.6%
Special Tax	7.7%
State General
Obligation	6.0%
Water & Sewer	10.3%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Actual	$1,000.00	$1,028.00	$5.03
Hypothetical	$1,000.00	$1,020.24	$5.01
(5% return per year before expenses)

*   Expenses are equal to the Fund's annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors and
Shareholders of National Municipal Intermediate Fund:

We have audited the accompanying statement of net assets of the National Municipal Intermediate Fund (the Fund), the sole series of Calvert Municipal Fund, Inc., as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Municipal Intermediate Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Statement of Net Assets
December 31, 2007
	Principal
Municipal Obligations - 98.7%	Amount	Value
Alabama - 3.8%
Montgomery Alabama BMC Special Care Facilities Financing Authority
Revenue Bonds, 5.00%, 11/15/10 (escrowed to maturity)	$2,000,000	$2,100,780

Arkansas - 1.7%
Greene County Arkansas Sales and Use Tax Revenue Bonds, 4.75%, 6/1/11	890,000	928,421

California - 3.9%
Golden State Tobacco Securitization Corp. California Tobacco Settlement
Revenue Bonds, 6.25%, 6/1/33 (prerefunded, 6/1/13 @ 100)	1,000,000	1,095,700
California State Various Purpose GO Bonds, 5.00%,
11/1/22	1,000,000	1,060,540

Colorado - 3.8%
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 7.375%, 12/1/13	2,000,000	2,102,660

Florida - 6.5%
Florida State University Athletic Association, Inc. Revenue Bonds,
3.75%, 10/1/27 (mandatory put, 10/1/2011 @ 100) (r)	500,000	504,690
Miami-Dade County Florida School Board Revenue COPs, 5.00%,
11/1/22	1,000,000	1,047,940
Port St. Lucie Florida Community Redevelopment Agency Revenue
Bonds, 5.00%, 1/1/20	1,000,000	1,058,680
Port St. Lucie Florida Special Assessment Bonds, 4.00%, 7/1/14	1,000,000	1,005,120

Illinois - 1.9%
Illinois State GO Bonds, 5.125%, 2/1/27	1,000,000	1,041,550

Indiana - 2.0%
Indiana State Public Schools Multi-School Building Corp. Revenue
Bonds, 5.25%, 1/15/16 (prerefunded, 7/15/13 @ 100)	1,000,000	1,095,310

Kentucky - 1.8%
Kentucky Housing Corp. MFH Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100) (r)	1,000,000	1,010,690

Louisiana - 4.7%
Jefferson County Louisiana Special Sales Tax Revenue VRDN, 3.52%,
12/1/22 (r)	1,000,000	1,000,000
Louisiana State Public Facilities Authority Revenue Bonds, 5.25%,
11/1/17	500,000	543,295
New Orleans Louisiana Audubon Commission GO Bonds, 5.00%,
10/1/13	1,000,000	1,073,960

Maryland - 0.5%
Cecil County Maryland Health Department COPs, 3.907%, 7/1/14 (r)	270,000	260,518

	Principal
Municipal Obligations - Cont'd	Amount	Value
Massachusetts - 2.1%
Massachusetts State GO Bonds, 5.50%, 12/1/23	$1,000,000	$1,153,550

Mississippi - 1.9%
Mississippi State Development Bank SO Revenue Bonds, 5.00%, 1/1/18	1,000,000	1,061,790

Missouri - 0.9%
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	485,153

New Jersey - 6.0%
Essex County New Jersey Improvement Authority Revenue Bonds,
5.25%, 12/15/21	1,000,000	1,120,140
New Jersey State Transportation Trust Fund Authority Revenue Bonds:
6.50%, 6/15/11, (Series B, prerefunded)	745,000	825,840
6.50%, 6/15/11, (Series B, refunded balance)	1,255,000	1,386,888

New York - 2.0%
New York State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,110,720

Ohio - 3.7%
Butler County Ohio Transportation Improvement District Revenue
Bonds, 5.00%, 12/1/20	1,345,000	1,438,249
Ohio State Housing Finance Agency Revenue Bonds, 4.90%,
6/20/48	640,000	579,750

Oklahoma - 8.7%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,233,819
Oklahoma State Industries Authority Revenue Bonds, 5.50%,
8/15/09	2,500,000	2,589,700

Pennsylvania - 6.7%
Ridley Park Pennsylvania Hospital Authority Revenue Bonds, 6.00%,
12/1/13 (escrowed to maturity)	795,000	859,785
South Wayne County Pennsylvania Water and Sewer Authority Revenue
Bonds:
5.95%, 10/15/10	670,000	712,297
5.95%, 10/15/11	730,000	790,050
5.95%, 10/15/12	285,000	312,810
University of Pittsburgh Pennsylvania Higher Education Revenue
Bonds, 5.00%, 8/1/10	1,000,000	1,041,240

Puerto Rico - 2.0%
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds, 6.25%, 7/1/13	1,000,000	1,130,100

South Carolina - 4.5%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.25%, 1/1/10	2,415,000	2,494,067

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - 2.4%
Knox County Tennessee Health Educational & Housing Facilities Board
Revenue Bonds, 7.25%, 1/1/09	$1,250,000	$1,298,963

Texas - 14.7%
Amarillo Texas Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	2,912,762
City of San Antonio Texas Electric & Gas Revenue Bonds, 5.50%,
2/1/20 (escrowed to maturity)	1,000,000	1,156,100
Garland Texas GO Bonds, 5.25%, 2/15/20	1,000,000	1,085,030
Houston Texas Hotel Occupancy Tax and Special Revenue Bonds,
5.75%, 9/1/12	2,100,000	2,273,187
Mesquite Texas Independent School District No. 1 GO Bonds,
Zero Coupon, 8/15/19	500,000	292,155
Royse City Texas Independent School District GO Bonds, Zero
Coupon, 8/15/26	1,000,000	385,690

Utah - 1.2%
Weber Utah School District GO Bonds, 4.50%, 6/15/24	660,000	669,220

Virginia - 4.6%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17 (r)	750,000	795,465
Louisa Virginia IDA Solid Waste & Sewage Disposal Revenue Bonds,
4.35%, 3/1/31 (mandatory put, 3/1/10 @ 100) (r)	1,725,000	1,735,799

Washington - 5.8%
Clark County Washington School District GO Bonds, 5.00%, 12/1/22	1,500,000	1,610,310
King County Washington Sewer Revenue Bonds, 5.25%, 1/1/20	1,470,000	1,579,427

West Virginia - 0.6%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	322,642

Other - 0.3%
JP Morgan Chase & Co. Puttable Tax-Exempt Receipts VRDN,
Putters - Series 1751P, 3.60%, 12/1/10 (r)	187,000	187,000

TOTAL INVESTMENTS (Cost $54,033,721) - 98.7%		54,559,552
Other assets and liabilities, net - 1.3%		693,673
Net Assets - 100%		$55,253,225

Net Assets Consist of:
Paid in capital applicable to 5,238,612 shares of common stock outstanding; $0.01 par value, 250,000,000 shares authorized		$54,647,314
Undistributed net investment income		29,620
Accumulated net realized gain (loss) on investments		39,530
Net unrealized appreciation (depreciation) on investments		536,761

Net Assets		$55,253,225

Net Asset Value Per Share		$10.55
Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
U.S. Treasury Bonds	5	3/08	$581,875	$10,930

*     Non-income producing security.

(g)     Security is currently in default for interest. Effective October 2006, this security is no longer accruing interest. During the year, $52,108 of accrued interest was written off and the Fund received a partial interest payment totaling $16,217.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Interest income	$2,620,574

Expenses:
Investment advisory fee	363,684
Transfer agency fees and expenses	76,012
Accounting fees	9,667
Directors' fees and expenses	3,306
Administrative fees	60,614
Custodian fees	19,837
Registration fees	22,641
Reports to shareholders	9,583
Professional fees	19,451
Miscellaneous	9,474
Total expenses	594,269
Fees paid indirectly	(5,003)
Net expenses	589,266

Net Investment Income	2,031,308

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	44,683
Futures	38,840
83,523

Change in unrealized appreciation (depreciation) on:
Investments	(685,708)
Futures	(5,077)
(690,785)

Net Realized and Unrealized
Gain (Loss)	(607,262)

Increase (Decrease) in Net Assets
Resulting from Operations	$1,424,046

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$2,031,308	$2,413,357
Net realized gain (loss)	83,523	61,587
Change in unrealized appreciation or (depreciation)	(690,785)	(392,561)

Increase (Decrease) in Net Assets
Resulting from Operations	1,424,046	2,082,383

Distributions to shareholders from:
Net investment income	(2,126,393)	(2,387,589)
Net realized gain	(3,017)	--
Total distributions	(2,129,410)	(2,387,589)

Capital share transactions:
Shares sold	6,919,479	5,515,994
Reinvestment of distributions	1,700,667	2,027,261
Redemption fees	16	--
Shares redeemed	(19,488,937)	(14,920,838)
Total capital share transactions	(10,868,775)	(7,377,583)

Total Increase (Decrease) in Net Assets	(11,574,139)	(7,682,789)

Net Assets
Beginning of year	66,827,364	74,510,153
End of year (including undistributed net investment income of $29,620 and $126,583, respectively)	$55,253,225	$66,827,364

Capital Share Activity
Shares sold	654,712	517,605
Reinvestment of distributions	161,538	190,816
Shares redeemed	(1,853,690)	(1,398,912)
Total capital share activity	(1,037,440)	(690,491)

See notes financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The National Municipal Intermediate Fund (the "Fund"), the sole series of Calvert Municipal Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Class A shares are sold with a maximum front-end sales charge of 2.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes to Statement of Net Assets on page 14.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of the Fund: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $27,970 was payable at year end. In addition, $13,002 was payable at year end for operating expenses paid by the Advisor during December 2007.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund. Under the terms of the agreement $4,662 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25% annually of the Fund's average daily net assets of Class A. The Distributor currently does not charge any Distribution Plan expenses. For the year ended December 31, 2007, CDI received $6,719 as its portion of commissions charged on sales of the Fund's Class A shares.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $14,218 for the year ended December 31, 2007. Under the terms of the agreement, $763 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $38,610,930 and $50,962,656, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $54,013,157. Net unrealized appreciation aggregated $546,395, of which $1,311,109 related to appreciated securities and $764,714 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	2007	2006
Distributions paid from:
Tax-exempt income	$2,119,917	$2,310,023
Ordinary income	6,476	77,566
Long-term capital gain	3,017	--
Total	$2,129,410	$2,387,589

As of December 31, 2007, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$9,056
Undistributed ordinary income	30,232
Undistributed long term capital gain	20,228
Unrealized appreciation (depreciation)	546,395
Total	$605,911

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to market discounts and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification is market discount recognized on the sale of debt instruments.

Undistributed net investment income	($1,878)
Accumulated net realized gain (loss)	1,878

The Fund may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2007, such purchases and sales transactions were $12,900,000 and $11,213,070, respectively. The sales transactions resulted in a net realized gain of $19,020 to the Fund.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$139,035	5.77%	$5,797,053	July 2007

Tax Information (Unaudited)

National designates $3,017 as capital gain dividends for the calendar year ended December 31, 2007.

National designates $2,119,917 as exempt-interest dividends for the calendar year ended December 31, 2007.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2007	2006	2005
Net asset value, beginning	$10.65	$10.70	$10.95
Income from investment operations
Net investment income	.36	.38	.37
Net realized and unrealized gain (loss)	(.09)	(.06)	(.16)
Total from investment operations	.27	.32	.21
Distributions from
Net investment income	(.37)	(.37)	(.37)
Net realized gains	* *	--	(.09)
Total distributions	(.37)	(.37)	(.46)
Total increase (decrease) in net asset value	(.10)	(.05)	(.25)
Net asset value, ending	$10.55	$10.65	$10.70

Total return *	2.61%	3.07%	1.87%
Ratios to average net assets: A
Net investment income	3.35%	3.51%	3.40%
Total expenses	.98%	.93%	.95%
Expenses before offsets	.98%	.87%	.94%
Net expenses	.97%	.86%#	.93%
Portfolio turnover	64%	51%	92%
Net assets, ending (in thousands)	$55,253	$66,827	$74,510

	Years Ended
	December 31,	December 31,
Class A Shares	2004	2003
Net asset value, beginning	$11.11	$11.10
Income from investment operations
Net investment income	.37	.38
Net realized and unrealized gain (loss)	(.16)	.08
Total from investment operations	.21	.46
Distributions from
Net investment income	(.37)	(.38)
Net realized gains	**	(.07)
Total distributions	(.37)	(.45)
Total increase (decrease) in net asset value	(.16)	.01
Net asset value, ending	$10.95	$11.11

Total return *	1.94%	4.21%
Ratios to average net assets: A
Net investment income	3.37%	3.43%
Total expenses	.94%	.94%
Expenses before offsets	.93%	.93%
Net expenses	.93%	.92%
Portfolio turnover	40%	52%
Net assets, ending (in thousands)	$80,244	$84,608

See notes to financial highlights.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*     Total return does not reflect the deduction of Class A front end sales charge and is not annualized for periods less than one year.

**     Distribution was less than $.01 per share.

#     Net expenses would have been .92% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 5, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund's performance was below the median of its peer group and underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2007. The Board took into account management's discussion of the Fund's performance, particularly the factors that affected its recent performance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that the Fund's performance is being addressed.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee and total expenses were above the median of its peer group. The Board also took into account management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board noted that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Fund's assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

Director and Officer Information Table

				(Not Applicable to Officers)
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 59	Trustee	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
DOUGLAS E. FELDMAN, M.D. AGE: 59	Trustee	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN GUFFEY, JR. AGE: 59	Trustee	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 62	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 70	Trustee	1982 (CMF - 1992)	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK * AGE: 55	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Social Investment Foundation
DAVID R. ROCHAT* AGE: 70	Trustee	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq.* AGE: 59	Trustee & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc. investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/07
	$	%*	$	% *
(a) Audit Fees	$15,290	0%	$15,950	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$6,600	0%	$2,887	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$21,890	0%	$18,837	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/07
$	%*	$	% *
$8,500	0%	$5,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

          Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

          Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

          Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:   /s/ Barbara J. Krumsiek
          Barbara J. Krumsiek
          President -- Principal Executive Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: February 28,2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: February 28, 2008